Exhibit 32(b)

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Darden Restaurants, Inc. (“Company”) on Form 10-Q for the quarter ended February 27, 2011, as filed with the Securities and Exchange Commission (“Report”), I, C. Bradford Richmond, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 4, 2011

/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and
Chief Financial Officer